Exhibit 10.3
STANDARD FORM OF OFFICE LEASE
The Real Estate Board of New York, Inc.
Agreement of Lease, made as of this 30th day of April in the year 2009, between Park Ridge International, Inc., 40 West 37th Street, New York NY 10018 party of the first part, hereinafter referred to as OWNER, and Argyle Security, Inc. party of the second part, hereinafter referred to as TENANT,
Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner.
Suite 301 (partial 3rd floor) in the building known as 40 west 37th Street in the Borough of Manhattan, City of New York, for the term of One Year and Twenty One days (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 11th day of May and to end on the 31st day of May in the year 2010, and both dates inclusive, at the annual rental rate of
See the Lease Rider attached.
which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).
In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner’s predecessor in interest, Owner may at Owner’s option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:
Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy: 2. Tenant shall use and occupy the demised premises for General Office Use Only. No Retail. and for no other purpose.
Tenant Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner’s prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant’s expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant’s contractors and sub-contractors to carry, such worker’s compensation, commercial general liability, personal and property damage insurance as Owner may require. If any mechanic’s lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant’s expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant’s behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner’s right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant’s expense. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant’s removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises or upon removal, of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant’s removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner’s property or may be removed from the demised premises by Owner, at Tenant’s expense.
Maintenance and Repairs: 4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by, or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant’s subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for, or supplied to Tenant or any subtenant, or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant’s fixtures, furniture and equipment. Tenant shall promptly make, at Tenant’s expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof, for which Tenant is responsible, shall be performed by Owner at the Tenant’s expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of the demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the demised premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant’s sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty, which are dealt with in Article 9 hereof.
Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.
Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant’s sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant’s use or manner of use thereof, (including Tenant’s permitted use) or, with respect to the building if arising out of Tenant’s use or manner of use of the demised premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner’s satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys’ fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense, or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Tenant shall not keep anything in the demised premises, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant’s occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant’s failure to comply with the provisions of this article, and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then, Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” of rate for the building or the demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant’s expense, in settings sufficient, in Owner’s judgment, to absorb and prevent vibration, noise and annoyance.
Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.
Property Loss, Damage Reimbursement Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building, or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner’s own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefore, nor abatement or diminution of rent, nor shall the same release Tenant from its obligations hereunder, nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys’ fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant’s agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant’s agents, contractors, employees, invitees or licensees. Tenant’s liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant’s expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.
Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner, and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty, according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent, as hereinafter expressly provided, shall be proportionately paid up to the time of the casualty, and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or if the sooner reoccupied in part by the Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner’s right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within ninety (90) days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Landlord’s rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner’s control. After any such casualty, Tenant shall cooperate with Owner’s restoration by removing from the demised premises as promptly as reasonably possible, all of Tenant’s salvageable inventory and movable equipment, furniture, and other property. Tenant’s liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant’s occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding anything contained to the contrary in subdivisions (a) through (e) hereof, including Owner’s obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasers’ insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.
Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim for the value of any unexpired term of said lease, and assigns to Owner, Tenant’s entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant’s moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner’s award.
Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.
Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in Owner’s opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.
Access to Premises: 13. Owner or Owner’s agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes, ducts, and conduits in and through the demised premises and to erect new pipes, ducts, and conduits therein, provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall the Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term, for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant’s property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant’s property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant’s obligations hereunder.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, not shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.
Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner’s work, if any. In any event, Owner makes no representation as to the condition of the demised premises, and Tenant agrees to accept the same subject to violations, whether or not of record.
Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (or a guarantor of any of Tenant’s obligations under this lease) as the debtor; or (2) the making by Tenant (or a guarantor of any of Tenant’s obligations under this lease) of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant’s interest in this lease.
(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination, and the fair and reasonable rental value of the demised premises for the period for which such installment was payable, shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such demised premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises to re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.
Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant’s property, whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under §365 of Title 11 of the U.S. Code (Bankruptcy code); or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposit hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder, or if Tenant shall be in default with respect to any other lease between Owner and Tenant; or if Tenant shall fail to move into or take possession of the demised premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default, and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided.
(2) If the notice provided for in (1) hereof shall have been given and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned, or any part of either, or in making any other payment herein required; then, and in any of such events, Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.
Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner’s option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant’s covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises, or any part or parts thereof, shall not release or affect Tenant’s liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorney’s fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner’s option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner’s sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof. Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary procedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.
Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice, if required, and upon expiration of any applicable grace period, if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter and without notice, perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys’ fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid, or obligations incurred, with interest and costs. The foregoing expenses incurred by reason of Tenant’s default shall be deemed to be additional rent hereunder, and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefore. If Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.
Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefore, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. Except in the case of a relocation to substitute space, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner’s imposition of such controls of the manner of access to the building by Tenant’s social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations Owner: 21. Neither Owner nor Owner’s agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised remises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same “as-is”, and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.
End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, “broom clean”, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.
Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.
Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the demised premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner’s inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into possession of the demises premises, or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.
No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’s right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner’s agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner’s agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.
Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of, or in any way connected with, this lease, the relationship of Owner and Tenant, Tenant’s use of, or occupancy of, the demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4, except for statutory mandatory counterclaims.
Inability to Perform: 27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations, or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures, or other materials, if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.
Bills and Notices: 28. Except as otherwise in this lease provided, any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in the lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail (express mail, if available), return receipt requested, or by courier guaranteeing overnight delivery and furnishing a receipt in evidence thereof, addressed to the other party at the address hereinabove set forth (except that after the date specified as the commencement of the term of this lease, Tenant’s address, unless Tenant shall give notice to the contrary, shall be the building), and shall be deemed to have been given, rendered or made (a) on the date delivered, if delivered Tenant personally, (b) on the date delivered, if delivered overnight courier or (c) on the date which is two (2) days after being mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demand or other communications intended for it. Notices given by Owner’s managing agent shall be deemed a valid notice if addressed and set in accordance with the provisions of this Article. At Owner’s option, notices and bills to Tenant may be sent by hand delivery.
Services Provided by Owners: 29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant’s expense, which Tenant shall thereafter maintain at Tenant’s expense in good working order and repair, to register such water consumption, and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner’s expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant’s sole expense, in a manner reasonably satisfactory to Owner, and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant’s refuse and rubbish from the building; (e) if the demised premises are serviced by Owner’s air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours on Saturdays, Sundays or on holidays, as defined under Owner’s contract with the applicable Operating Engineers contract, Owner will furnish the same at Tenant’s expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident, or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner, for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any way affecting this lease or the obligations of Tenant hereunder.
Captions: 30. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.
Definitions: 31. The term “office”, or “offices”, wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes, or for manufacturing. The term “Owner” means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building, or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be, and hereby is, entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser, grantee, assignee or transferee or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “business days” as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring: 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.
Rules and Regulations: 33. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner and Owner’s agents may from time to time adopt. Notice of any additional Rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.
Security: 34. Tenant has deposited with Owner the sum of $7,312.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall, within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building, or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
Estoppel Certificate: 35. Tenant, at any time, and from time to time, upon at least (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default and such other information as shall be required of Tenant.
Successors and Assigns: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner’s estate and interest in the land and building, for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant’s use and occupancy of the demised premises.

Rider to be added if neccessary
In Witness Whereof, Owner and Tenant have respectively signed and scaled this lease as of the day and year first above written.

Witness for Owner:	Park Ridge International, Inc., as Owner

Witness for Tenant:	X /s/ Jason Lee Jason Lee, Vice President
Argyle Security, Inc., as Tenant

X /s/ Donald F. Neville
Donald F. Neville
Chief Financial Officer
ACKNOWLEDGEMENT

STATE OF NEW YORK,

SS:

COUNTY OF
On the _____ day of  _____  in the year _____, before me, the undersigned, a Notary Public in and for said State, personally appeared _____, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

IMPORTANT — PLEASE READ
RULES AND REGULATIONS ATTACHED TO AND
MADE A PART OF THIS LEASE
IN ACCORDANCE WITH ARTICLE 33.
1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress or egress from the demised premises, and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and safeguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant’s expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.
2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant, Whether or not caused by the Tenant, or its clerks, agents, employees or visiters.
3. No carpet, rug or other article shall be hung or shaken out of any window of the building and Tenant shall not sweep or throw, or permit to be swept or thrown, from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.
4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.
5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premise if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant, Interior signs on door and directory lables shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.
6. Tenant shall not mark, paint, drill into, or in any way deface, any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder’s deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.
7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of his tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Owner the cost thereof.
8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, or which these Rules and Regulations are a part.
9. Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate to prevent the same.
10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom he requests such pass, and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.
11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner’s opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.
12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to penetrate in or emanate from the demised premises.
13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on weekdays, and prior to 3:00 p.m. on the day prior in the case of after hours services required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun’s rays fall directly on the windows of the demised premises.
14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner’s prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Owner may designate.
15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agree, at its sole cost and expanse, to comply with all present and future laws, order and regulation, of all state, federal municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separates such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner’s option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner’s sole discretion, such items as Owner may expressly designate. (2) Owner’s Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse, or trash (a) that is not separated and sorted as required by law or (b) which consist of such items as Owner may expressly designate for Tenant’s removal, and to require Tenant to arrange for such collection at Tenant’s sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant’s failure to comply with the provision of this building Rule 15, and, at Tenant’s sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.
The Real Estate Board of New York, Inc.
Copyright 2004. All rights Reserved.
Reproduction in whole or in part prohibited.

RIDER ANNEXED to and forming part of Lease dated 30th day of April, 2009 between Park Ridge International, Inc., as Owner, and Argyle Security, Inc., as Tenant, for a portion of the 3rd floor (Suite 301), at 40 West 37th Street, New York, NY 10018.
37. The rent to be paid hereunder shall be as follows:

05/11/2009 – 05/31/2009		$2,476.65 for partial month (21 days)
06/01/2009 – 04/30/2010	$40,216.00 per 11 months	$3,656.00 per month
05/01/2010 – 05/17/2010		$2,004.90 for partial month (17 days)
05/18/2010 – 05/31/2010		FREE
38. Late Payment of Rent — (a) Tenant acknowledges that the rent is due on the first of each month. Commencing with the first payment due under this Lease, in the event the Tenant pays the rent later than the 5th day of any month, a $20.00 surcharge shall be imposed for each day that the rent is paid late, calculated from the 1st day of the month. This late fee is intended to cover additional administrative costs. This $20.00 per day charge shall be considered as additional rent and all of the other rights of Owner contained herein shall remain in full force and effect.
(b) In accordance with Article 19 hereof, Tenant will be liable to Owner for its attorney’s fees and related expenses as additional rent, for service of a statutory three (3) day Notice of Default. Additionally, in the event Tenant’s check is dishonored by Owner’s bank due to insufficient funds or for any reason, Tenant shall pay to owner $50.00 as additional rent which is intended to cover such bounced check fees and Owner’s administrative fees.
39. Holdover — In the event the within Lease is not renewed or a new Lease is not entered into between the parties, and if Tenant shall then holdover after the expiration of the term of this Lease, and if Owner shall then not proceed to remove Tenant from the Demised Premises in the manner permitted by law, the parties hereby agree that Tenant’s occupancy of the Demised Premises after the expiration of the term shall be under a month-to-month tenancy commencing on the first day after the expiration of the term, at double the monthly rental payable at the expiration of the term hereof, payable in advance and excluding any rental credit. And it is further stipulated and agreed that if Owner shall, at any time after the expiration of the original term or after the expiration of any term created thereafter, proceed to remove Tenant from the Demised Premises as a holdover, the fixed basic rental for the use and occupancy of the Demised Premises during any holdover period shall be at the aforesaid rate of double the monthly rental excluding any rental credit.
40. No Residential Use of Demised Premises — It is an express condition of this Lease that the Demised Premises be used for commercial purposes only. In no event may the Demised Premises be used for residential purposes and Tenant covenants and agrees to use the Demised Premises only for the commercial purposes specified in Article 2 hereof.
41. [Intentionally Omitted]
42. Supervision of Tenant’s Invitees, Employees, etc. — Tenant acknowledges and agrees that the Building of which the Demised Premises form a part is a first-class loft building. Tenant further acknowledges that as an inducement to Owner to enter into this Lease with Tenant, Tenant has and does represent, covenant and agree that Tenant will take all necessary measure and institute as procedures as may be found necessary to insure that Tenant’s client, invitees, and personnel do not loiter or congregate in the public areas of the Building (including but not limited to the corridors, elevators, lobbies, lavatories, etc.) and that such clients, invitees and personnel when passing through such public areas of the Building for purposes of access and egress to and from the Demised Premises. Tenant further acknowledges and agrees that any breach by Tenant of its foregoing agreement and representations will materially injure Owner who has intentions to rent space in the Building to major tenants and who does not wish to have other present tenants of the Building disturbed, annoyed or inconvenienced. Accordingly, it is expressly agreed that any violation by Tenant of its agreement, representations and obligations pursuant to this Article shall constitute a material default by Tenant under the terms of this Lease entitling Owner to exercise any and all rights granted Owner pursuant to Articles 17 and 18 of this Lease including without limitation the right to terminate this lease and recover possession of the Demised Premises by reason of Tenant’s default.
43. Demised Premises “As-Is” — It is understood and agreed that the Demised Premises have been leased to Tenant and Tenant accepts the same in their as-is condition in all respects (however the foregoing shall not preclude the removal prior to the commencement date of this Lease, of any property owned by an existing or prior occupant of the Demised Premises). Notwithstanding the above, Owner will repair patch and paint walls, install carpet, build out 3d office (partial height wall) and that Tenant shall have the right to inspect the work. Said wall will be built according to building standard quality and construction.
44. Compliance with Local Law No.5 — The following provision of this Article shall control notwithstanding anything contained to the contrary elsewhere in this Lease: Tenant acknowledges with respect to any alterations made by Tenant within the Demised Premises either by Tenant, in accordance with other applicable provision of this lease, or performed by Owner on Tenant’s behalf or pursuant to a work letter agreement executed between the parties at the time of entering the Lease, that is shall be Tenant’s responsibility and obligation to comply with all fire safety requirement and controls imposed by Local Law 5 of the City of New York, as same now exists or may hereafter be amended, as well as with any and all other laws, rules and obligations of the City of New York or of any governmental agency or department thereof having jurisdiction with respect to the Demised Premises including without limitation the partitioning, layout, exit signs, telephone communications, fire extinguisher, electrical outlet, sprinkler, HVAC systems, electrical controls, wiring and public address systems, conduits and additions to the Building electrical system. Tenant further acknowledges and agrees, if Owner shall have performed Tenant’s installation or alteration work for Tenant pursuant to any work letter agreement or pursuant to Tenant’s request, that Owner’s sole responsibility with respect thereto shall be limited to the workmanlike manner of such installation or alternation but that it is the responsibility of Tenant and Tenant’s architect insofar as the legality of any such installation or alteration is concerned; i.e., the drawing of plans in compliance with law and the obtaining of all permits relating thereto, including without limitation, all necessary approvals and signoffs, as well as any subsequent required, by law, modification(s) of any such installation or alteration made within the Demised Premises, shall be solely the responsibility of Tenant at Tenant’s sole cost and expense and Owner shall have no obligation or duty with respect thereto. The performance of any of the foregoing Local Law 5 required work, installation and alterations shall be performed by Tenant in accordance with and subject to all applicable provision of this Lease (including but not limited to Article 3 and 6 hereof) and of law.
45. Broker — Tenant covenants and represents that it has retained the services of Gamut Realty Group, Inc. (Mohamed El-Sirgany, licensed real estate sales person, No. 10401208126) and no other real estate broker. Tenant has not dealt with any other real estate broker or agent in connection with the within lease transaction or at the demised premises and Tenant agrees to hold Owner harmless from any claims for commission or other fees made by any other broker claiming to have dealt with Tenant in connection with this Lease transaction or with the demised premises. Owner shall pay broker pursuant to a separate agreement.

46. Rider Portions Prevail — The rider portions of this Lease shall be read in conjunction with the printed standard form of lease annexed hereto. If there should be any inconsistency or ambiguity between the terms of the rider portions of this Lease and the standard form of lease, then the rider portions of this Lease shall prevail.
47. No Other Representations, Construction, Governing Law — (a) Tenant expressly acknowledges and agrees that Owner and its agents have not made and are not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representation, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease. (b) This Lease shall be governed in all respects by the laws of the State of New York.
48. Provisions Severable- If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.
49. Execution and Delivery of Lease- Submission by Owner of the within Lease for review and execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Owner and Tenant shall have executed this Lease and duplicated originals thereof shall have been delivered to the respective parties hereto. This Lease shall not become effective unless and until security deposit and first month of rent has been paid, checks have been cleared, money have been credited in Owner’s account.
50. Tenant covenants and agrees that it shall not utilize the ground floor lobby, the freight entrance corridor, stairwell and toilet areas, exterior decks and ledges of the Building for the storage of materials, goods, equipment or any other articles, or to be used as a lunchroom or any unauthorized use by its agents, employees, guests or invitees, or any other parties.
51. Electric Utility — The Tenant shall pay for its own electricity by payment directly to the public utility start from the date Tenant move in. Tenant shall be allowed to use existing conduits. Electric meter number: 71 CM 7837820. Electric usage plus 15% surcharge will be billed to the Tenant if Tenant does not open an account with Public Utility Company for the Demised Premises within three (3) days after the Moving Date (as defined below).
52. Limitation of Owner’s liability — If Owner or any successor in interest of Owner be an individual, joint venture, tenancy in common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals, then, anything elsewhere in this Lease to the contrary, notwithstanding, Tenant shall look solely to the estate and property of such unincorporated Owner in the land and building and, where expressly so provided in this Lease, to offset against the rents payable under this Lease, for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Owner in the event of any default by Owner hereunder, and no other property or assets of such unincorporated owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies.
53. [Intentionally Omitted]

54. Attornment — At the option of the Owner or any successor owner or the holder of any mortgage affecting the Demised Premises, Tenant agrees that neither the cancellation nor termination of any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate, nor any foreclosure of a mortgage affecting said Demised Premises, nor the institution of any suit, action, summary or other proceeding against the Owner herein or any successor owner, or any foreclosure proceedings brought by the holder of any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and upon the request of any such owner, successor owner, or the holder of such mortgage, Tenant covenants and agrees to attorn to the Owner or to any successor to the Owner’s interest in the Demised Premises, or to such holder of such mortgage or to the purchaser of the mortgaged Demised Premises in foreclosure.
55. Owner has hired an attendant for the lobby on business days (Monday — Friday, except holidays) from the hours of 8:00 a.m. to 5:00 p.m. and Tenant agrees to pay Owner as further additional rent the sum of $0.00 on the first day of each month during the term of this Lease, as Tenant’s portion of the total cost of said attendant.
56. Waste — Tenant grants Owner the exclusive right, at no charge to the Tenant, to collect and dispose of all of the Tenant’s solid waste (including recyclable) materials (the “Waste Material”). Waste Material specifically excludes, and the Tenant agrees not to deposit or place for collection, any and all bulk items (items that are over-sized and cannot be discarded in a waste basket or bag; such items include, but are not limited to, office furniture, desks, tables, chairs, sofas, beds, futons, lighting fixtures, computer equipment, computer monitors, printers, cables, wires, batteries, televisions, stereos, speakers, microwave ovens, washers, dryers, air conditioners, large carpets or rugs, freezers, refrigerators, water coolers, dehumidifiers or construction debris), radioactive, volatile, corrosive, highly flammable, explosive, biomedical, infectious, biohazardous, toxic or hazardous material as defined by federal, state, or local law or regulation (the “Excluded Waste”). Title to and liability for and the disposal of any Excluded Waste shall remain with the Tenant. Tenant agrees to defend, indemnify and hold Owner harmless from and against any and all costs, damages, penalties, fines and liabilities resulting from or arising out of the deposit of Excluded Waste. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may at Owner’s option, be removed from the Demised Premises in accordance with a collection schedule prescribed by law. Owner reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse or trash which is not separated and sorted as required by law, rule or regulation and to require Tenant to arrange for such collection, at Tenant’s sole cost and expense utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties or damages which may be imposed on Owner or Tenant by reason of Tenant’s failure to comply with the provisions of this article, and, at Tenant’s sole cost and expense, shall indemnify, defend and hold Owner harmless (including legal fees and expenses) from and against any actions, claims and suits arising from such non-compliance, utilizing counsel reasonably satisfactory to Owner. Tenant shall pay Owner, as additional rent, the sum of $0.00 on the first day of each month.
57. Security Deposit — The Security Deposit set forth in Article 34 of this Lease shall be held by Owner, without liability for interest thereon, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease on the part of Tenant to be observed and performed. Owner shall have the right to commingle the Security Deposit with its other funds. Tenant understands and agrees that no part of the Security Deposit may be applied towards the payment of Rent.

58. Air Conditioning — (a) So long as Tenant shall have duly kept and performed all of the terms, conditions, covenants and agreements and provisions to be kept and performed by Tenant under this lease, Tenant shall be permitted to use the air conditioning system servicing the Demised Premises. Tenant shall use the air conditioning system at its sole cost and expense, and shall use such equipment in accordance with the rules and regulations of Owner and the instructions of the manufacturer of such air conditioning system. Owner shall pay the cost to maintain the unit servicing the Demised Premises throughout the term of this Lease. (b) Tenant agrees at all times to cooperate fully with Owner and to abide by all the regulations and requirements which Owner may prescribe for the proper functioning and protection of said air conditioning system. Owner, throughout the term of this lease, shall have free and unrestricted access to any and all air conditioning facilities in the Demised Premises. (c) Owner reserves the right to interrupt, curtail or suspend the services required to be furnished by Owner under this Article when the necessity therefor arises by reason of accident emergency, mechanical breakdown or when required by any law, order or regulation of any Federal, State, County or Municipal authority or for any other cause beyond the reasonable control of Owner. Owner shall use due diligence to complete all required repairs or other necessary work as quickly as possible so that Tenant’s inconvenience resulting therefrom may be for as short a period of time as circumstances will permit, except that nothing shall be construed so as to require Owner to employ overtime help. No diminution or abatement of rent or additional rent or other compensations or claim of constructive eviction shall or will be claimed by Tenant as a result therefrom nor shall this lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, curtailment or suspension.
59. Assignment and Subletting — Any assignment of the rights and obligations under this Lease or sublet (partial or entire) of the Demised Premises is prohibited. Notwithstanding anything to the contrary, each and every permitted assignment or sublet shall be documented by an instrument in a form(s) acceptable to Owner. In each instance of a proposed assignment or sublet, Tenant shall be subject to a review and / or document preparation fee of $400.00. Said fee shall be due and payable to Owner prior to the commencement of review, regardless of whether such proposed assignment or sublet occurs.
60. Insurance Clause — During the term and at all other times (if any) that Tenant has possession of the Demised Premises, Tenant shall pay for and keep in force comprehensive general liability policies with broad form endorsements and water damage legal liability coverage against any and all liability occasioned by accident or occurrence, such policies to be written by recognized and well-rated insurance companies authorized to transact business in the State of New York, in the minimum amount of $1,000,000.00 combined single limit for personal injuries, death and loss of, and damage to property. Tenant shall obtain “All Risk” insurance having extended coverage for fire and other casualties for its personal property, merchandise, fixtures and equipment for the full replacement value thereof and such insurance policies, and any other property damage policies of Tenant, shall have an appropriate clause or endorsement whereby the insurer waives subrogation or consents to a waiver of the right of recovery against Owner, and, to the extent permitted by law, Tenant hereby agrees (i) to make any and all claims for losses (including but not limited to losses associated with fire and other casualties for its personal property, merchandise, fixtures and equipment for the full replacement value thereof) against Tenant’s “All Risk” insurance and (ii) not to make any claim against, or seek to recover from Owner for any loss of, or damage to property of the type covered by such insurance; provided, however, that Tenant may claim from Owner for losses or damage to property in excess of the coverage limits of Tenant’s insurance policies if Owner is found grossly negligent by an appropriate court of law. If the waiver and release set forth in the previous sentence shall be prohibited by law, the liability of any party that would have been released shall be secondary to the other’s insurance. Tenant will add Owner as an additional insured in the aforesaid general liability insurance policies. All policies shall provide that Owner shall be afforded thirty (30) days’ prior written notice of cancellation of such insurance. Tenant shall deliver certificates of insurance evidencing such policies before Tenant takes possession of the Demised Premises.

61. Tenant agrees to deposit $100.00 security for two (2) access cards that Owner will give to tenant. At the termination of this lease, when tenant returns the cards, Owner will return the said $100.00 deposit. Each additional access card will be billed $20.00 with $50.00 deposit.
62. Owner will provide one directory strip. Each additional strip will be billed at $25.00 per strip.
63. Owner will clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant’s expense, keep the Demised Premises, including the interior portion of the windows, clean and in order.
64. Tenant’s Conduct — (a) Tenant shall not (i) use any part of the Demised Premises (A) in violation of this lease or the certificate of occupancy, if any, for the Demised Premises or the Building (Landlord represents, however, that the Demised Premises may be used for the Permitted Use) or (B) for any of the following (or offices therefor): a place of public assembly; the rendering of any health or health-related services; a school or classroom; gambling; any business that, in Landlord’s reasonable judgment, may jeopardize the safety of the Building or its occupants; or any use other that the Permitted Use; or the sale or preparation of any food or beverage (except for warming food (microwave only), in both cases solely for Tenant’s employees and invitees), (ii) use any area outside the Demised Premises within or adjacent to the Building for the sale or display of any merchandise, (iii) store trash other than inside the Demised Premises, (iv) cause waste, or do anything which, in Landlord’s reasonable judgment, disturbs other occupants of the Building (including permitting music or other sounds in the Demised Premises to be heard outside the Demised Premises, equipment in the Demised Premises to cause vibration or noise which is transmitted beyond the Demised Premises, odors or fumes beyond the Demised Premises or its employees, invitees or deliverymen to loiter immediately outside the Demised Premises or the Building or within the public areas of the Building) or is obscene, pornographic or lewd, (v) place any sign or other item outside the Demised Premises or the Building, or on any window or door of the Demised Premises, or in the Demised Premises if it can be seen from outside the Demised Premises, except a Building standard identification sign on or near Tenant’s entrance door, Building standard window coverings or other sign or item expressly permitted by this lease, (vi) advertise in a manner which, if the Building is identified, in Landlord’s reasonable judgment, impairs the reputation or desirability of the Building or (vii) move any heavy or bulky items into or out of the Building without Landlord’s consent, which shall not be unreasonably withheld or delayed (and (x) if any such item requires special handling, Tenant shall employ a person approved by Landlord for such purpose, which approval shall not be unreasonably withheld or delayed and (y) Landlord may inspect any items brought into or taken from the Building).
(b) Tenant will, within ten (10) days after written notice from Owner, install or implement at Tenant’s own cost and expense, control devices or procedures to fully remedy Tenant’s non-conforming use, activity, action or omission, as the case may be. In the event such condition is not remedied within said ten (10) days period, Owner may at its discretion, either (a) cure such condition and thereafter add the cost and expense incurred by Owner therefore to the next monthly rental to become due and Tenant shall pay said amount as additional rent; or (b) treat such failure on the part of Tenant to remedy Tenant’s nonconforming use, activity, action or omission, as the case may be, as a material default hereunder entitling Owner to any and all of its remedies pursuant to the terms of this lease. Owner shall have the right to enter the Demised Premises at any time to inspect the same.
65. Permits, Licenses, etc.- Tenant shall, at its own cost and expense, obtain any and all permits, licenses and/or certificates of whatsoever kind or nature, from any and all authorities having jurisdiction over the Demised Premises, necessary or required for the occupation and use of the Demised Premises as provided for in this lease.

66. Fees and Expenses-Whenever any default, request, action, or inaction by Tenant causes Owner to engage an attorney and/or incur any other expense, Tenant agrees that it shall pay such reasonable attorney’s fee or expense, as additional rent, within ten (10) days after being billed therefore by Owner, as per Article 19 of this Lease.
67. Conditional Limitation Upon Failure to Pay Rent or Additional Rent — If Tenant defaults in fulfilling any of the covenants for the payment of rent or additional rent, then, upon Owner serving a written five (5) days notices upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, then Owner may serve a written three (3) days notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this Lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Tenant shall then quit and surrender the Demised Premises to Owner but Tenant shall remain liable as hereinafter provided. The parties intend that the failure to pay rent for additional rent shall be construed as a conditional limitation.
68. Move-In/Move Out — Tenant shall provide seven (7) days’ written notice to Owner of the date Tenant desires to (i) occupy or (ii) surrender the Demised Premises (the “Moving Date”).
Tenant shall be permitted use of the freight elevator and only the freight elevator (on a priority but not exclusive basis) between the hours of 10:00 a.m. and 4:00 p.m. (Monday — Friday, except holidays) on the Moving Date. At all other times, Tenant may use the freight elevator, on a non-priority and non-exclusive basis which shall be subject to Owner’s building rules and regulations regarding such use (which may include charges for overtime hour use).
Any use of the freight elevator during periods other than business days (Monday — Friday, except holidays) from the hours of 8:00 a.m. to 5:00 p.m., Tenant shall pay Owner additional monies for overtime hour use at the standard rates then fixed by Owner. Owner shall not be required to furnish any such overtime services unless Tenant has provided three (3) days’ written notice to Owner requesting such services. If Tenant fails to give Owner such advance notice requesting such overtime services, then, whether or not the Demised Premises are inhabitable during such periods, failure by Owner to furnish such overtime services during such periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Owner to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant’s business or otherwise.
69. Return of Security Deposit — The security shall be returned to Tenant within thirty (30) days after the end of the term of the Lease and after delivery of entire possession of the Demised Premises to Owner. Owner will send the security to Tenant via First Class Mail to an address specified by Tenant.
70. No Smoking — SMOKING IS STRICTLY PROHIBITED IN ALL PARTS AND AREAS OF THE BUILDING, including but not limited to Tenant office suites, hallways, stairwells and restrooms per Local Law No. 47 of 2002 (the “NYC Smoke-Free Air Act”).
71. Tenant shall not bring into the Demised Premises or the Building any vehicles (including bicycles) or animals (except service dogs).
72. Tenant represents and covenants pursuant to Paragraph 2, that the Demised Premises will be used solely for general office use for sales and will not conduct any commercial shipping or receiving related activities, including but not limited to, receiving packages, holding packages, shipping or delivery activities, staging for package delivery, or break/relief housing of servicemen.

In the City of New York on this,
the 30th day of April, 2009.

PARK RIDGE INTERNATIONAL, INC., as Owner
By:	/s/ Jason Lee
	Name:	Jason Lee
	Title:	Vice President

ARGYLE SECURITY, INC., as Tenant
By:	/s/ Donald F. Neville
	Name:	Donald F. Neville
	Title:	Chief Financial Officer